Net Loss Per Share (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Earnings per share [abstract]
Weighted number of shares	[1]	20,506,202	16,640,446	14,768,514
Loss attributable to equity holders of the Company		$ 10,328	$ 6,479	$ 7,054

[1]	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.